UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐
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☐		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒		Definitive Proxy Statement
☐		Definitive Additional Materials
☐		Soliciting Material Pursuant to §240.14a-12

ULTRA SERIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ULTRA SERIES FUND

Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

July 12, 2011

Dear Beneficial Owner of Shares:

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by CUNA Mutual Insurance Society that invests in, or another beneficial owner of, one or more of the following series of shares of the Ultra Series Fund (the “Trust”):  the Madison Target Retirement 2020 Fund (the “Target 2020 Fund”), the Madison Target Retirement 2030 Fund (the “Target 2030 Fund”), the Madison Target Retirement 2040 Fund (the “Target 2040 Fund”), and the Madison Target Retirement 2050 Fund (the “Target 2050 Fund”) (each, a “Fund” and collectively, the “Funds”).

A joint special meeting of the shareholders of the Funds will be held at 550 Science Drive, Madison, Wisconsin, on August 25, 2011, at 9:00 a.m., Central Time, or any adjournments or postponements (the “Meeting”).

In connection with the Meeting, you are being asked to provide voting instructions on a new investment advisory agreement between Madison Asset Management, LLC (“Madison”), the investment adviser to the Funds, and the Funds (the “New Advisory Agreement”), which will eliminate the Funds’ current unitary fee structure and implement a new fee structure pursuant to which advisory fees will be separated from all other fees.  Advisory fees will be addressed in the New Advisory Agreement, which requires shareholder approval, and all other fees will be addressed in a separate services agreement between the Funds and Madison (the “Services Agreement”), which does not require shareholder approval.  Under the new fee structure, while the fees payable by the Funds pursuant to the New Advisory Agreement will be increased, total annual fund operating fees and expenses will be reduced substantially.

The question and answer section that follows this letter discusses the proposal to approve the New Advisory Agreement, and the Proxy Statement itself provides greater detail about the proposal.  The Board of Trustees of the Funds recommends that you read the enclosed materials carefully and provide voting instructions in favor of the proposal, as the Board believes the proposal is in the best interests of Fund shareholders.

Your voting instructions are important. Whether or not you plan to attend the Meeting, please complete, sign and return the your Voting Instruction Form as soon as possible – but no later than August 19, 2011 – so that your voting instructions may be counted.  A postage-paid envelope is enclosed for this purpose.  You may also provide voting instructions by Internet or telephone by following the instructions on the enclosed Voting Instruction Form.  Please provide your voting instructions as soon as possible.

Thank you for your prompt response and for your continued investment in the Funds.

Sincerely,

(signature)

Katherine L. Frank
President of Ultra Series Fund

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.           Why am I receiving this Proxy Statement?

A.
At a meeting held on June 22, 2011, the Board of Trustees of the Trust unanimously approved the New Advisory Agreement for the Funds, subject to shareholder approval.   Accordingly, we are asking shareholders to approve the New Advisory Agreement.

Q.	Will the overall fees of the Funds increase upon approval of the New Advisory Agreement?

A.
The Funds’ overall fees are expected to decrease upon approval of the New Advisory Agreement.  Although the New Advisory Agreement proposes an increase in the fees payable thereunder by each Fund from the current level of 0.20% of average net assets (annualized) to 0.25%,  pursuant to the proposed Services Agreement, Madison has agreed to provide, or arrange for the provision of, all other services needed by the Funds for a services fee of 0.05% of average net assets (annualized) and has also agreed to manage the Funds in a manner that would limit total annual operating expenses for each Fund to 0.65% (annualized), compared to the current level of such expenses which is 0.98% for the Target 2020 Fund, 1.01% for the Target 2030 Fund, 1.03% for the Target 2040 Fund and 1.01% for the Target 2050 Fund.  Because each of the Funds is a “fund of funds”, included in total annual fund operating expenses are “acquired fund fees and expenses,” which represent the cost to the Funds of investing in underlying mutual funds and exchange traded funds.  In order to maintain a total expense ratio of 0.65% (annualized) for each Fund, Madison will attempt to ensure that acquired fund fees and expenses do not exceed 0.35% in total and if they do, Madison will waive and/or reimburse a portion of its advisory fee payable pursuant to the New Advisory Agreement and/or services fee payable pursuant to the Services Agreement.  There can be no assurance that Madison will be able to maintain acquired fund fees and expenses at (or below) this level, although every effort will be made to do so.

Q.           How does the Board recommend that I vote?

A.
After careful consideration, the members of the Board of Trustees, the majority of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended, recommend that you provide voting instructions FOR approval of the New Advisory Agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.	Who is entitled to provide voting instructions?

A.
Any person who owned a variable annuity contract or variable life insurance policy issued by CUNA Mutual Insurance Society with amounts allocated to subaccounts that invest in any of the Funds, and other beneficial owners of the Funds, as of the record date, which was June 27, 2011, have the right to provide voting instructions.

Q.           How can I provide voting instructions?

A.
Please refer to the enclosed Voting Instruction Form for information on providing voting instructions by mail, Internet or telephone. In addition, you may provide voting instructions in person at the Meeting.

ULTRA SERIES FUND

Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To owners of variable annuity contracts and variable life insurance policies (together, “variable contracts”) issued by CUNA Mutual Insurance Society (“CMIS”) entitled to give voting instructions in connection with certain separate accounts established by CMIS that invest in, and other beneficial owners of, one or more of the following series of shares of the Ultra Series Fund (the “Trust”):  the Madison Target Retirement 2020 Fund (the “Target 2020 Fund”), the Madison Target Retirement 2030 Fund (the “Target 2030 Fund”), the Madison Target Retirement 2040 Fund (the “Target 2040 Fund”), and the Madison Target Retirement 2050 Fund (the “Target 2050 Fund”) (each, a “Fund” and collectively, the “Funds”).

Notice is hereby given that a joint special meeting of shareholders of the Funds will be held at 500 Science Drive, Madison, Wisconsin on August 25, 2011, at 9:00 a.m., Central Time (the “Meeting”), for the purpose of considering the proposal set forth below:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and Madison Asset Management, LLC (“Madison”); and

2.	To transact such other business as may be properly brought before the Meeting.

The Board of Trustees recommends that shareholders vote FOR the proposal.

CMIS and/or its affiliates, separate accounts and pension plans are the only shareholders of the Funds. CMIS will vote the shares of the Funds attributable to its separate accounts in accordance with the instructions timely received from owners of the variable contracts.  Variable contract owners with amounts allocated to CMIS separate account subaccounts investing in the Funds and other beneficial owners of the Funds as of June 27, 2011 have the right to provide voting instructions. Accordingly, a Proxy Statement that describes the proposal is enclosed for your review, along with a Voting Instruction Form for you to provide your voting instructions.

Your voting instructions on this proposal are important. Please provide your voting instructions as soon as possible – but no later than August 19, 2011 – to save the expense of additional solicitations. You can provide voting instructions quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by providing voting instructions by Internet or telephone. Just follow the simple instructions that appear on your enclosed Voting Instruction Form. Please help avoid the expense of a follow-up mailing by providing your voting instructions today.

By Order of the Board of Trustees,

(signature)

Holly S. Baggot
Secretary of Ultra Series Fund
Madison, Wisconsin
July 12, 2011

July 12, 2011

ULTRA SERIES FUND

Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

500 Science Drive
Madison, Wisconsin 53711

PROXY STATEMENT

This Proxy Statement is being furnished on behalf of the Board of Trustees of the Ultra Series Fund (the “Trust”) by CUNA Mutual Insurance Society (“CMIS”) to owners of variable annuity contracts and variable life insurance policies (together, “variable contracts”) issued by CMIS and having contract values as of June 27, 2011(the “Record Date”) allocated to subaccounts of certain separate accounts of CMIS (the “Separate Accounts”) that are invested in shares of one or more of the following series of shares of the Trust:  the Madison Target Retirement 2020 Fund (the “Target 2020 Fund”), the Madison Target Retirement 2030 Fund (the “Target 2030 Fund”), the Madison Target Retirement 2040 Fund (the “Target 2040 Fund”), and the Madison Target Retirement 2050 Fund (the “Target 2050 Fund”) (each, a “Fund” and collectively, the “Funds”); and other beneficial owners of the Funds as of the Record Date. This Proxy Statement and attached materials are being mailed on or about July 12, 2011.

A joint special meeting of the shareholders of the Funds will be held at 500 Science Drive, Madison, Wisconsin on August 25, 2011, at 9:00 a.m., Central Time (the “Meeting”), for the purpose of voting on (1) a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and Madison Asset Management, LLC (“Madison”), and (2) to transact such other business as may be properly brought before the Meeting.

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of Madison or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by Madison, not by the Funds.  Beneficial owners should provide voting instructions by completing the enclosed Voting Instruction Form and mailing it in the enclosed postage paid envelope .

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on August 25, 2011:  The Notice of Special Meeting, Proxy Statement and

Voting Instruction Form are enclosed.
These materials are also available at www.ultraseriesfund.com/proxy.htm .

If you need additional copies of this Notice of Special Meeting, Proxy Statement or Voting Instruction Form, please contact the Trust at 1-800-767-0300 or in writing at 500 Science Drive, Madison, Wisconsin 53711.  Additional copies of these materials will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-800-767-0300 .  For a free copy of the Trust’s most recent Annual and Semi-Annual Reports to Shareholders, please contact the Trust at the toll-free telephone number or address set forth above.

BACKGROUND TO PROPOSAL

At a meeting held on June 22, 2011, the Board of Trustees of the Trust (the “Board”), including a majority of the members who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved certain changes to the investment advisory agreement between the Funds and Madison.  Namely, the Board:

1.
Approved a new investment advisory agreement between the Funds and Madison (the “New Advisory Agreement”), which eliminates the Funds’ current unitary fee structure and implements a new fee structure pursuant to which advisory fees, which are addressed in this agreement, are separated from all other fees.  The New Advisory Agreement, which is subject to shareholder approval, increases the fee payable thereunder by each Fund from 0.20% to 0.25% of average net assets (annualized).

2.
Approved a services agreement between the Funds and Madison (the “Services Agreement”), pursuant to which Madison is required to provide, or arrange for the provision of, all other services needed by the Funds.  For these services, Madison is entitled to a fee equal to 0.05% of each Fund’s average net assets (annualized).  The Services Agreement also contains a provision requiring Madison to manage the Funds in a manner that limits total annual operating expenses of each Fund to 0.65% of average net assets (annualized).  Because the Funds are “funds-of-funds,” included in total annual fund operating expenses are “acquired fund fees and expenses,” which represent the cost to the Funds of investing in underlying mutual funds and exchange traded funds.   In order to maintain a total expense ratio of 0.65% for each Fund, Madison will attempt to ensure that acquired fund fees and expenses do not exceed 0.35% (annualized) and, if they do, Madison has contractually agreed to waive and/or reimburse a portion of its advisory fee and/or services fee.   Unless renewed, this fee waiver will expire on April 30, 2013.   The proposed Services Agreement will only take effect if the New Advisory Agreement is approved by shareholders.

As discussed further below, the Board’s decision to approve the New Advisory Agreement, along with the Services Agreement, was based on a number of factors, including the failure of the Funds to attract new investors based on current fee levels.  In reaching its decision, the Board reviewed Madison’s history managing the Funds, the credentials and experience of its senior personnel and portfolio managers and its investment and research process.  The Board also reviewed fee statistics for comparable funds.  Based on these and other factors, the Board determined that it is in the best interests of the Funds and their shareholders to take the actions identified in items 1 and 2 above to be effective September 1, 2011.  Upon shareholder approval, the New Advisory Agreement will be in effect for an initial two-year period from the date of its effectiveness.  If shareholders of the Funds do not approve the New Advisory Agreement, the Funds will continue to operate under their current fee structures, although Madison intends to continue to manage the Funds with the goal of keeping overall Fund expenses to a minimum by investing primarily in exchange traded funds (“ETFs”) and low-cost specialty active mutual funds, as discussed below .

The following summary is qualified in its entirety by reference to the New Advisory Agreement, the form of which is attached to this Proxy Statement as Exhibit A.

PROPOSAL 1

APPROVAL OF NEW ADVISORY AGREEMENT
BETWEEN MADISON AND EACH FUND

At the Meeting, shareholders of each Fund will be asked to approve a New Advisory Agreement, which, if approved, will become effective on or about September 1, 2011.  The New Advisory Agreement contains terms which are substantially similar to the Funds’ existing investment advisory agreement (the “Current Advisory Agreement”), except as described below.

Reasons for New Fee Structure
In an effort to make the Funds more price competitive, in June 2011, Madison began implementation of a new methodology to manage the Funds with the goal of keeping overall Fund expenses to a minimum, while at the same time attempting to achieve superior performance.  Madison expects to achieve these goals by investing primarily in ETFs and low-cost specialty active mutual funds.  At this time and for the foreseeable future, Madison does not intend to invest the Funds’ assets in any proprietary funds, notwithstanding the disclosure in the Funds’ prospectus which permits such investments up to 50% (soon to be no more than 20%) of each Fund’s net assets.  This will reduce investment advisory fees received by Madison from the underlying mutual funds, and increase the amount of time and resources required by Madison to research non-proprietary funds for investment by the Funds.

Prior to May 1, 2011, the management (or unitary) fee charged by each Fund was set at 0.40% of the average daily net assets of each Fund (annualized); however, Madison waived 0.20% of this fee so that the fee, after waiver, was actually 0.20% (annualized).  Then, as of May 1, 2011, Madison contractually agreed to lower the management fee to 0.20% for each Fund.   Madison agreed to the fee waiver/reduction in part because the Funds had been investing a portion of their assets in proprietary funds which made the lower fee to Madison reasonable and consistent with industry norms.  With the new asset structure, discussed above, Madison will no longer invest Fund assets in proprietary funds.  As a result, Madison has proposed to restructure the fees for the Funds to eliminate the unitary fee and in its place to implement a two-pronged fee structure consisting of an investment advisory fee of 0.25% (annualized) to pay for Madison’s investment advisory services to the Funds, and a separate service fee of 0.05% (annualized) to pay for all the other services and expenses of the Funds.

Current Advisory Agreement
The Board of Trustees of the Trust last approved the Current Advisory Agreement with regard to all but the Target 2050 Fund on July 28, 2010; the amendment to the Current Advisory Agreement to add the Target 2050 Fund, which began operations in January 2011, was approved by the Board on October 29, 2010.  The Current Advisory Agreement for all but the Target 2050 Fund was most recently approved by shareholders at a special shareholders’ meeting held on June 25, 2009; the amendment to the Current Advisory Agreement to add the Target 2050 Fund was most recently approved by the Fund’s initial shareholder contemporaneously with the inception of the Fund on January 3, 2011 .

The Current Advisory Agreement requires Madison to provide, or arrange to provide at Madison’s expense, the services reasonably necessary for the operation of each Fund, including investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services.  The Current Advisory Agreement allows Madison to contract with qualified service providers to perform any of the services under the agreement and requires Madison to coordinate the activities of such service providers.  For its services under the Current Advisory Agreement, each Fund pays Madison compensation in the form of a management fee, which is paid monthly and is calculated as a percentage of the average daily net assets of each Fund at the annual rates shown below:

Fund	Management Fee
Target 2020 Fund	0.20%
Target 2030 Fund	0.20%
Target 2040 Fund	0.20%
Target 2050 Fund	0.20%

The management fee paid by each Fund is a “unitary fee” and is intended to compensate Madison for both investment advisory services and certain ordinary operating expenses necessary to operate the Funds. The Current Advisory Agreement excludes the following expenses from the set of ordinary operating expenses for which Madison would be compensated:  fees paid to the Independent Trustees; fees paid to the Funds’ independent registered public accountants; interest on borrowing by a Fund; securities transaction commission expenses; certain taxes; acquired fund fees and expenses; and extraordinary expenses (as approved by a majority of the Independent Trustees).  Therefore, these expenses are paid by the Funds outside of the Current Advisory Agreement .

The Current Advisory Agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees; (2) that it may be terminated by a Fund or by Madison at any time, without the payment of any penalty, by vote of a majority of the trustees or by vote of a majority in interest of the shareholders on 60 days’ written notice to the non-terminating party; and (3) that it will terminate automatically in the event of its assignment.

The Current Advisory Agreement also contains provisions that: (1) limit Madison’s liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the agreement; (2) allow Madison to effect transactions between a Fund and Madison’s other clients in an manner deemed equitable to all; and (3) allow Madison to aggregate orders to purchase or sell securities for a Fund and other Madison clients in order to obtain favorable execution and lower brokerage commissions or prices.

New Advisory Agreement
A copy of the proposed New Advisory Agreement is attached to this Proxy Statement as Exhibit A.  You should refer to Exhibit A, which is incorporated by reference in this Proxy Statement.

The New Advisory Agreement is substantially similar to the Current Advisory Agreement, with two primary exceptions, as follows:

•
The Current Advisory Agreement contains a unitary fee structure whereby in exchange for a management fee from each Fund, Madison provides investment advisory services and either provides, or arranges for the provision of and pays for, all other services needed by the Funds in their operation (with certain exceptions described above).  In contrast, the New Advisory Agreement does not contain a unitary fee and only provides for an investment advisory fee to compensate Madison for its investment advisory services to the Funds.  In conjunction with the Board’s approval of the New Advisory Agreement, the Board also approved a Services Agreement between the Funds and Madison pursuant to which Madison will provide, or arrange for the provision of, all other services needed by the Funds (subject to certain limited exceptions described below) in exchange for a fee.

•
The unitary fee payable under the Current Advisory Agreement is 0.20% (annualized) for each Fund, whereas the investment advisory fee payable under the New Advisory Agreement is 0.25% (annualized) for each Fund.  Under the Current Advisory Agreement, each Fund is responsible for certain expenses that are not covered by that agreement (as described above), which historically have been in the 0.01% to 0.02% range (annualized).  Under the New Advisory Agreement, in addition to the advisory fee payable under that agreement, each Fund will be required to pay Madison an additional service fee of 0.05% (annualized) pursuant to the Services Agreement.   Items not covered by the service fee – and, therefore, the responsibility of each Fund – are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust maintains with its custodian); and costs associated with investment by the Funds in other mutual funds or exchange traded funds (i.e., acquired fund fees and expenses).  The Services Agreement also contains a provision requiring Madison to manage the Funds in a manner that limits total annual operating expenses of each Fund to 0.65% of average net assets (annualized).  Because the Funds are “funds-of-funds,” included in total annual fund operating expenses are “acquired fund fees and expenses.”  In order to maintain a total expense ratio of 0.65% for each Fund, Madison will attempt to ensure that acquired fund fees and expenses do not exceed 0.35% (annualized) and, if they do, Madison will waive and/or reimburse a portion of its advisory fee and/or services fee.

Similar to the Current Advisory Agreement, the New Advisory Agreement provides: (1) that it shall continue in effect for two years from the date of its execution and, thereafter, shall continue in force provided that its continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of outstanding Fund shares; (2) that it may be terminated by a Fund or by Madison at any time, without the payment of any penalty, by vote of a majority of the trustees or by vote of a majority of outstanding Fund shares on 60 days’ written notice to the non-terminating party; and (3) that it will terminate automatically in the event of its assignment.

Similar to the Current Advisory Agreement, the New Advisory Agreement also contains a provision that absolves Madison from liability for any loss incurred in connection with its duties under the agreement, or for any action taken or omitted to be taken and believed to be advisable, except for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties assumed by it under the agreement.   Although the New Advisory Agreement, unlike the Current Advisory Agreement, does not contain a provision that (1) allows Madison to effect transactions between a Fund and Madison’s other clients in an manner deemed equitable to all, or (2) allows Madison to aggregate orders to purchase or sell securities for a Fund and other Madison clients in order to obtain favorable execution and lower brokerage commissions or prices, for practical purposes, Madison is permitted by applicable law to engage in these transactions and will only do so when it is in the best interests of clients .

The New Advisory Agreement contains a provision which prohibits Madison and its shareholders, officers, directors and employees from taking long or short positions in shares of the Funds, except for the purchase of Fund shares for investment purposes at the same price as that available to the public at the time of purchase.  In addition, the New Advisory Agreement provides that in connection with purchases or sales of portfolio securities for the account of the Funds, neither Madison nor any officer, director or employee of Madison shall act as principal or receive any commission therefor.

Compensation Paid to Madison
Set forth below is a table showing (1) the amounts paid by each Fund to Madison under the Current Advisory Agreement for the fiscal year ended December 31, 2010, (2) the amounts that would have been paid if the New Advisory Agreement had been in effect during this time period, and (3) the difference between the aggregate amounts stated in (1) and (2) as a percentage of the amount stated in (1):

Fund	(1) Amounts Paid to Madison in Fiscal 2010 Under Current Advisory Agreement	(2) Amounts Paid to Madison in Fiscal 2010 if New Advisory Agreement Had Been in Effect	(3) Difference Between (1) and (2) as a Percentage of (1)
Target 2020 Fund	$45,348	$56,685	25%
Target 2030 Fund	$48,166	$60,208	25%
Target 2040 Fund	$40,758	$50,948	25%
Target 2050 Fund1	N/A	N/A	N/A
____________________
1	Fund commenced investment operations on January 3, 2011.

The Funds did not make any payments to any affiliate of Madison during the fiscal year ended December 31, 2010. In addition, there were no brokerage commissions paid by the Funds to affiliated brokers for the fiscal year ended December 31, 2010 or to date.

Fee Table Comparison
The following tables show the current fees being paid by each Fund under the Current Advisory Agreement (“Current Fees”) and the pro forma fees that would be paid under the New Advisory Agreement and the Services Agreement (“Pro Forma Fees”), together with examples of the amount of fees a shareholder will pay under the current and proposed fee structures.

All Funds
Shareholder Fees: (fees paid directly from your investment)	Current Fees	Pro Forma Fees
Maximum Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Target 2020 Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fee	0.20%	0.25%
Distribution and/or Service (12b-1) Fee	None	None
Other Expenses	0.01%	0.05%
Annual Fund Operating Expenses	0.21%	0.30%
Plus: Acquired Fund Fees and Expenses	0.77%	0.35%
Total Annual Fund Operating Expenses	0.98%	0.65%

Target 2030 Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fee	0.20%	0.25%
Distribution and/or Service (12b-1) Fee	None	None
Other Expenses	0.01%	0.05%
Annual Fund Operating Expenses	0.21%	0.30%
Plus: Acquired Fund Fees and Expenses	0.80%	0.35%
Total Annual Fund Operating Expenses	1.01%	0.65%

Target 2040 Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fee	0.20%	0.25%
Distribution and/or Service (12b-1) Fee	None	None
Other Expenses	0.01%	0.05%
Annual Fund Operating Expenses	0.21%	0.30%
Plus: Acquired Fund Fees and Expenses	0.82%	0.35%
Total Annual Fund Operating Expenses	1.03%	0.65%

Target 2050 Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Current Fees	Pro Forma Fees
Management Fee	0.20%	0.25%
Distribution and/or Service (12b-1) Fee	None	None
Other Expenses	0.01%	0.05%
Annual Fund Operating Expenses	0.21%	0.30%
Plus: Acquired Fund Fees and Expenses	0.80%	0.35%
Total Annual Fund Operating Expenses	1.01%	0.65%

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Target 2020 Fund
Current Fees	$100	$312	$542	$1,201
Pro Forma Fees	$66	$208	$362	$810
Target 2030 Fund
Current Fees	$103	$322	$558	$1,236
Pro Forma Fees	$66	$208	$362	$810

Target 2040 Fund
Current Fees	$105	$328	$569	$1,259
Pro Forma Fees	$66	$208	$362	$810
Target 2050 Fund
Current Fees	$103	$322	$558	$1,236
Pro Forma Fees	$66	$208	$362	$810

Information about Madison

General.  Madison manages the Trust, including the Funds.  Madison is located at 550 Science Drive, Madison, Wisconsin 53711.  Madison provides continuous advice and recommendations concerning the Funds’ investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Funds, Madison provides advice to individual accounts, institutional accounts, and the MEMBERS Mutual Funds family of mutual funds.  Madison also serves as investment adviser to the Madison Strategic Sector Premium Fund and  as subadviser to the Madison/Claymore Covered Call and Equity Strategy Fund.  An investment advisory affiliate of Madison – Madison Investment Advisors, LLC – provides investment advisory services to the Madison Mosaic family of mutual funds.  As of June 30, 2011, Madison and its affiliates had in excess of $15 billion under management.

Executive Officers and Directors of Madison.  The four principal officers and directors of Madison are listed below.  They are located at 550 Science Drive, Madison, Wisconsin 53711.

Name	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank
Madison Investment Holdings, Inc. (“MIHI”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 –2010
Madison Investment Advisors, LLC (“MIA”), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010
Madison Mosaic Funds (13), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 – Present

Trustee of Madison Mosaic Funds (all but the Madison Mosaic Equity Trust), 2001 – Present; Madison
Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 – Present

Frank E. Burgess
MIHI, Founder, Executive Director and President, 2010 – Present; Managing Director and President, 1973 –2010
Madison, Executive Director and President, 2010 – Present; President, 2004 – 2010
MIA, Executive Director and President, 2010 – Present
Madison Mosaic Funds (13), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

Madison Mosaic Funds (13), 1996 – Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005  – Present

Capitol Bank of Madison, WI, 1995 – Present

American Riviera Bank of Santa Barbara, CA, 2006 – Present

Jay R. Sekelsky
MIHI, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 –2010
Madison, Executive Director and Chief Investment Officer, 2010 – Present
MIA, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

Madison Mosaic Funds (13), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present
N/A
Michael Schlageter
MIHI, Executive Director and Chief Marketing Officer, 2010 – Present; Managing Director and Vice President, 1986 –2010
Madison, Executive Director and Chief Marketing Officer, 2010 – Present
MIA, Executive Director and Chief Marketing Officer, 2010 – Present; Vice President, 1986 – 2010
N/A

Ms. Frank serves as President of the Funds, and Messrs. Burgess and Sekelsky serve as Vice Presidents of the Funds.  Other officers of Madison who serve as officers of the Funds are (in alphabetical order): Holly Baggot, Secretary of the Funds and Vice President of Madison; Greg Hoppe, Treasurer of the Funds and Vice President of Madison; Pamela Krill, Chief Legal Officer and Assistant Secretary of the Funds and General Counsel and Chief Legal Officer of Madison; Paul Lefurgey, Vice President of the Funds and Vice President and Managing Director of Madison; and Richard Mason, Chief Compliance Officer and Assistant Secretary of the Funds and Chief Compliance Officer and Corporate Counsel of Madison.

Parent Company of Madison.  Madison Investment Holdings, Inc. (“MIHI”) holds 100% of the voting securities of Madison.  The principal business address of Madison and MIHI is 550 Science Drive, Madison, Wisconsin 53711.

Madison does not serve as investment adviser with respect to any other mutual funds having similar investment objectives as the Funds.

Board Approval and Recommendation
The Board, including a majority of the Independent Trustees, approved the New Advisory Agreement at a meeting held on June 22, 2011.  In reaching its decision, the Board considered a variety of matters.

With regard to the nature, extent and quality of the services to be provided by Madison, the Board reviewed the biographies and tenure of the personnel involved in management of the Funds and the experience of Madison and its affiliates as an investment manager. The Board recognized the wide array of investment professionals employed by the firm.  The Board noted that it receives information at regular meetings throughout the year related to the services provided by Madison, as well as the Funds’ performance, expense and compliance information.  Representatives of

Madison discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Fund’s investment objectives under various market scenarios.

With regard to the investment performance of the Funds and Madison, the Board reviewed current performance information provided in the written Board materials.  The Board discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.  A discussion of Fund performance and market conditions followed.

With regard to the costs of the services to be provided and the profits to be realized by Madison and its affiliates from the relationship with the Funds, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives.  The Board reviewed each Fund’s proposed new fee structure based on total fund expense ratio as well as by comparing the proposed Fund advisory fees to advisory fees paid by other mutual funds.  The Board noted the new expense structure to be implemented by the Funds under the New Advisory Agreement (i.e., an investment advisory fee and a services fee, along with a cap on total annual fund expenses).  The Board paid particular attention to the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not completely dispositive, was nevertheless an important consideration.    In this regard, the materials reviewed by the Board illustrated that the expense ratio proposed for the Funds compared favorably with the other funds in the peer group.

The Board sought to ensure that the fees to be paid by the Funds were appropriate and, based on its review, the Board satisfied itself that this was the case .  The Board reviewed materials demonstrating that although Madison will be compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to the New Advisory Agreement and the Services Agreement, such compensation does not always cover all costs due to the cap on administrative expenses.  Administrative, operational, regulatory and compliance fees and costs incurred in excess of the expense cap will be paid by Madison from investment advisory fees earned.

The Board also noted that Madison had begun to transition the Funds so that they would no longer invest in other mutual funds also managed by Madison (or its affiliates), at least for the foreseeable future.  This move will reduce investment advisory fees received by Madison from the underlying mutual funds, and increase the amount of time and resources devoted to researching non-proprietary funds for investment by the Funds.  The Board observed that in order for this transition to continue, the New Advisory Agreement must be approved.

With regard to the extent to which economies of scale would be realized as each Fund grows, the Board recognized that at their current sizes, it was premature to discuss any economies of scale.  The Board also recognized that, as mentioned above, pursuant to the Services Agreement, Madison will cap total annual Fund expenses.

Counsel to the Independent Trustees met in executive session during the meeting and reviewed the written materials they had requested from Madison with regard to their consideration of the New Advisory Agreement.  The Independent Trustees’ Counsel noted that the Independent Trustees had considered such materials in light of the so-called Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract approval process under Section 15(c) of the 1940 Act.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Board found that the terms of the New Advisory Agreement were fair and reasonable and in the best interests of the shareholders of the Funds.  Accordingly,the Board recommends that shareholders of the Funds vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information
The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is registered with the SEC as an open-end management investment company under the 1940 Act.

CMIS and/or its affiliates, Separate Accounts and pension plans, and Madison and/or its affiliates, are the only shareholders of record of each of the Funds.  Each Separate Account is a segregated asset account established by CMIS and, if required, is registered with the SEC under the 1940 Act as a unit investment trust.  Amounts paid by a variable contract owner may be allocated to one or more of the subaccounts of each Separate Account that invest in shares of the Funds.  Each subaccount invests in shares of an open-end management investment company, including the Funds.

CMIS will vote the shares of the Funds held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts.  CMIS will also vote shares (1) held in its own name or that of its affiliates, and (2) held by a Separate Account for which it does not receive timely voting instructions in the same proportion as those shares for which it does receive timely voting instructions from variable contract owners, sometimes called “echo voting.”  As a result, a relatively small number of contract owners can determine the outcome of the vote.

If a variable contract owner or other beneficial owner of Fund shares:

•	does not timely complete the voting instructions, the applicable shares will be subject to “echo voting,” as described above;

•
completes the voting instructions but does not specify a choice (i.e., for, against or abstain), the timely receipt of the voting instructions will be considered as an instruction to vote in favor of the proposal; or

•	provides voting instructions to abstain with respect to the proposal, this will effectively be a vote against the proposal.

In addition, like abstentions, broker “non-votes” (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) are treated as a vote against the proposal.

In certain circumstances, CMIS has the right to disregard voting instructions from certain variable contract owners, although CMIS does not believe that these circumstances exist with respect to the matters currently before shareholders.  Beneficial owners may revoke voting instructions at any time prior to the Meeting by notifying the Funds in writing, as follows:   Ultra Series Fund, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711, Attention:  Legal Department.

CMIS does not require that a specific number of variable contract owners submit voting instructions before CMIS will vote the shares of the Funds held by its respective Separate Accounts at the Meeting.  Instead, CMIS, in its sole discretion, will vote the shares of the Funds held by its Separate Accounts at the Meeting after consideration of such factors as (1) the percentage of votes represented by voting instructions received by CMIS, and (2) the percentage of variable contracts represented by voting instructions received by CMIS.

The number of shares of each Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on June 27, 2011 (the “Record Date”).  Each share has one vote for each dollar of net asset value as of the Record Date, and fractional votes are counted.

Vote Required to Pass Proposal
In order for the New Advisory Agreement to become effective, the New Advisory Agreement must be approved by the holders of a “majority of the outstanding voting securities” of each Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the Meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

Shareholder Information
As of the close of business on the Record Date, there were issued and outstanding shares and net assets of each Fund as shown below.  Each Fund had one class of shares outstanding as of the Record Date (Class I shares).

Fund	Shares	Net Assets
Target 2020 Fund	4,297,375.094	$35,505,488.86
Target 2030 Fund	4,758,362.821	$38,399,445.54
Target 2040 Fund	3,937,852.553	$30,520,290.79
Target 2050 Fund	103,009.095	$1,044,144.20

As of the Record Date, the following persons/entities beneficially owned more than 5% of the outstanding voting securities of a Fund.

Fund	Shareholder	Percent of Outstanding Shares
Target 2040 Fund	Lake Michigan Credit Union 401(k) Plan, Grand Rapids, MI	5.7%
Target 2050 Fund	Health Care Family Credit Union 401(k) Plan and Trust, Richmond Heights, MO	11.0%
	O A S Staff Federal Credit Union 401(k) Plan and Trust, Washington, DC	9.7%
	Madison Asset Management, Madison, WI	9.7%
	San Diego Firefighters Federal Credit Union 401(k) Plan and Trust, San Diego, CA	6.1%
	Lake Michigan Credit Union 401(k) Plan, Grand Rapids, MI	5.02%

As of the Record Date, no Trustee or Trustee nominee beneficially owned shares in any Fund.  As of the Record Date, no officer or Trustee of the Trust owned shares in any Fund.

Quorum
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each Fund constitutes a quorum for the Meeting for that Fund.  Abstentions are counted as shares that are present for purposes of determining a quorum.   Because of “echo voting,” a quorum for the Meeting is assured.

Adjournments and/or Postponements
It is possible that the Trust may propose one or more adjournments or postponements of the Meeting. Any such adjournment or postponement with respect to each Fund will require an affirmative vote by the holders of a majority of the outstanding shares of that Fund present (in person or by proxy) at the Meeting. The proxies are expected to vote in favor of any proposed adjournment or postponement.

Principal Underwriter and Other Service Providers
Mosaic Funds Distributor, LLC, located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the principal underwriter of the Funds’ shares (the “Distributor”).  The Distributor and Madison are affiliates. State Street Bank and Trust Company (“State Street Bank”), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Funds’ assets.  CMIS, 2000 Heritage Way, Waverly,  Iowa 50677, provides transfer agency services for the Funds, and State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 provides investment accounting and certain other administrative services to the Funds.

Shareholder Proposals for Subsequent Meetings
The Funds do not hold annual shareholders’ meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Funds’ Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting
Under Massachusetts law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated:  July 12, 2011

Exhibit A

INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of this 1st day of September, 2011, by and between MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability company having its principal place of business in Madison, Wisconsin (the “Adviser”), and ULTRA SERIES FUND, a Massachusetts business trust (the “Trust”), on behalf of the following series of the Trust:  Madison Target 2020 Retirement, Madison Target Retirement 2030, Madison Target Retirement 2040 and Madison Target Retirement 2050 Funds (individually, a “Fund” and collectively, the “Funds”).

The parties hereto, intending so to be legally bound, agree with each other as follows:

1. Appointment and Acceptance. The Trust hereby appoints the Adviser to manage the investment of the Funds’ assets and to administer the Funds’ affairs; and the Adviser hereby accepts such appointment. The Adviser shall employ its best efforts to supervise the investment management of the Funds. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Investment Advisers Act of 1940, as amended, the Manager may retain any affiliated or unaffiliated parties including, but not limited to, investment adviser(s) and/or investment sub-adviser(s), to perform any or all of the services set forth in this Agreement.

2. Discretion of the Adviser. In the performance of its duties hereunder, the Adviser shall have full authority to act as it deems advisable, except that it shall be bound by the terms of the Declaration of Trust and By-Laws of the Trust, and by any written direction given by the Trustees of the Trust not inconsistent with this Agreement; and it shall be guided by the investment policies of the Funds from time to time duly in effect. Subject only to the foregoing, the Adviser shall have full authority to purchase and sell securities for the Funds, and the Adviser may determine the persons with whom such securities transactions are to be made and the terms thereof.

3. Other Activities of the Adviser. The Adviser and any of its affiliates shall be free to engage in any other lawful activity, including the rendering to others of services similar to those rendered to the Funds hereunder; and the Adviser or any interested person thereof shall be free to invest in the Funds as a shareholder, to become an officer or Trustee of the Trust if properly elected, or to enter into any other relationship with the Trust approved by the Trustees and in accordance with law.

The Adviser agrees that it will not deal with itself or with any affiliated person or promoter or principal underwriter of the Trust (or any affiliated person of the foregoing) acting as a principal, in effecting securities transactions for the account of the Funds. It is further agreed that in effecting any such transaction with such a person acting as a broker or agent, compensation to such person shall be permitted, provided that the transaction is in the ordinary course of such person’s business and the amount of such compensation does not exceed one percent of the purchase or sale price of the securities involved.

If the Adviser or any affiliate thereof provides any other goods or services which otherwise would be paid for by the Funds pursuant to this Agreement, then the Funds shall pay the Adviser or such affiliate the cost reasonably allocated by the Adviser or affiliate to such goods or services.

4. Investment by Adviser. The Adviser shall not take, and shall not permit any of its shareholders, officers, directors or employees to take long or short positions in the shares of the Funds, except for the purchase of shares of the Funds for investment purposes at the same price as that available to the public at the time of purchase, or in connection with the original capitalization of the Trust. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any officer, director or employee of the Adviser shall act as a principal or receive any commission therefor.

5. Expenses of the Funds. Each Fund shall pay all of its expenses not expressly assumed by the Adviser herein. Without limitation, the expenses of the Funds, assumed by the Funds hereby, shall include the following:

a. Expenses related to the continued existence of the Funds.

b. The Funds’ allocable share of the fees and expenses of the Trustees (except those affiliated with the Adviser), the officers and the administrative employees of the Trust.

c. Fees paid to the Adviser hereunder.

d. Fees and expenses of preparing, printing and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and Federal securities law and expenses of reports to shareholders.

e. Fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents.

f. Expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares.

g. Auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses.

h. Expenses relating to qualification or licensing of the Funds, shares in the Funds, or officers, employees and agents of the Trust under applicable state and Federal securities law.

i. Expenses related to shareholder meetings and proxy solicitations and materials.

j. Interest expense, taxes and franchise fees, and all brokerage commissions and other costs related to purchase and sales of portfolio securities.

In addition, each Fund shall assume all losses and liabilities incurred in the administration to the Fund and of its investment portfolio; and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Fund, the indemnification of Trustees, officers, employees, shareholders and agents, or otherwise.

6. Compensation to the Adviser. For its services hereunder, the Funds shall pay to the Adviser a management fee equal to the percentage (per annum) as set forth below of the average daily net assets of each Fund:

Fund	Annual Management Fee
Madison Target Retirement 2020 Fund	0.25%
Madison Target Retirement 2030 Fund	0.25%
Madison Target Retirement 2040 Fund	0.25%
Madison Target Retirement 2050 Fund	0.25%

Such fees shall be payable monthly as of the last day of the month and shall be the sum of the daily fees calculated as one-three hundred sixty-fifth (1/365), except in leap years one-three hundred sixty-sixth (1/366), of the annual fee based upon the assets of each series calculated for the day.

With respect to any series of the Trust subsequently authorized by the Trustees to be included in this Agreement, the management fee applicable thereto shall be set forth herein as mutually agreed between the parties at the time the additional series is authorized, provided such revision is approved by the Trustees, including the vote of a majority of those Trustees who are not interested persons of the Trust, cast in person at a meeting called for that purpose.

The Adviser shall have the right to waive any portion of its management fee during any period, and it may permanently reduce the amount of the fee under such terms as it may determine by written notice thereof to the Trust. The Adviser shall have the right to share its management fee with others or make payments out of its management fee to others, as it solely determines.

7. Limitation of Expenses of the Funds. In addition to investment management expenses related to the Funds, the Adviser shall pay the fees and expenses of any Trustees and officers of the Trust affiliated with the Adviser, all promotional expenses of the Funds to the extent not paid for by the Funds pursuant to a Plan of Distribution adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, the rent expense of the Trust’s principal executive office premises, and the expenses of formation of the Funds.

8. Limitation of Adviser’s Liability. The Adviser shall not be liable for any loss incurred in connection with its duties hereunder, nor for any action taken, suffered or omitted and believed by it to be advisable or within the scope of its authority or discretion, except for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties assumed by it under this Agreement.

9. Limitation of Fund Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Funds’ liability set forth in its Declaration of Trust. The Adviser agrees that the Funds’ obligations hereunder in any case shall be limited to the Funds’ and to their respective assets and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any Trustee, officer, employee or agent of the Trust.

10. Term of Agreement. This Agreement shall continue in effect for two years from the date hereof; and it shall continue in force thereafter (but subject to the termination provisions below), provided that it is specifically approved at least annually by the Trustees of the Trust or by a majority vote of the outstanding securities of each Fund with respect to which it is to continue in effect, and in either case by the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for that purpose.

11. Termination by Notice. Notwithstanding any provision herein, this Agreement may be terminated at any time, without penalty, by the Trustees of the Trust or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, upon sixty days’ written notice to the other party.

12. Termination Upon Assignment. This Agreement may not be assigned by the Adviser and shall automatically terminate immediately upon any assignment.

13. Use of Terms. The terms “affiliated person”, “interested person”, “assignment”, “broker”, and “majority of the outstanding voting securities” as used herein, shall have the same meanings as in the 1940 Act and any applicable regulations thereunder.

14. Control of Adviser. The Adviser is controlled by Madison Investment Holdings, Inc. (“MIH”), a registered investment advisor located in Madison, Wisconsin. As such, it is expected that the Adviser and MIH will work closely together in the management of the portfolios including but not limited to portfolio management, research, securities trading, and other investment management responsibilities.

[Signature block omitted]

VOTING INSTRUCTION                                                             ULTRA SERIES FUND                                                           VOTING INSTRUCTION
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund
(collectively, the “Funds”)
JOINT SPECIAL MEETING OF SHAREHOLDERS – AUGUST 25, 2011

If the undersigned is an owner of a variable annuity contract or variable life insurance policy issued by CUNA Mutual Insurance Society, the undersigned hereby instructs CUNA Mutual Insurance Society to vote shares of Ultra Series Fund (the “Trust”) of which the undersigned is a beneficial owner in accordance with the instructions below at the special meeting of the shareholders to be held at 550 Science Drive, Madison, WI 53711, on August 25, 2011, at 9:00 a.m., Central Time (the “Meeting”), and any adjournment or postponement of the Meeting.

If the undersigned is the legal owner of shares of the Trust, the undersigned hereby appoints Holly Baggot or Greg Hoppe, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting, and any adjournment or postponement of the Meeting, to vote at the Meeting on behalf of the undersigned in accordance with the instructions below, and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

Please check the appropriate boxes below, date this form, and sign it exactly as your name appears below.  By signing this form, you acknowledge receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. If you return this form signed, but unmarked, the shares will be voted “For” the proposal.  CUNA Mutual Insurance Society or the proxies, as applicable, will vote in their best judgment with respect to any other matter that is properly brought before the Meeting.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-298-8476

Note:  Please date these voting instructions and sign your name in the exact form as it appears herein and return it promptly in the enclosed envelope.  If you sign as “Trustee” or “Employee”, please give full title as such.

Signature of Beneficial Owner

Signature of Beneficial Owner (other) (if held jointly)

Date                                                                  USF_22750_062911

VOTING OPTIONS
Read your Proxy Statement and have it at hand when voting.

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded
instructions
(available 24 hours).

VOTE BY MAIL
Vote, sign and date this Voting
Instruction Card and
return it in the
postage-paid envelope.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
(available 24 hours).

PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each of the Funds, and Madison Asset Management, LLC, as described in the proxy statement.
                                                                                            FOR      AGAINST   ABSTAIN
Target Retirement 2020
Target Retirement 2030
Target Retirement 2040
Target Retirement 2050

2.	To vote on such other matters that may properly come before the Meeting, or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders to Be Held on August 25, 2011.
The Proxy Statement for this meeting is available at: http://www.ultraseriesfund.com/proxy.htm
USF_22750_062911